Servicer's Certificate
                            (Pursuant to Section 3.9
                          of the Pooling and Servicing
                         Agreement, dated March 1, 1996)



                           Banc One Auto Trust 1996-A



               Interest Period June 16, 1997 through July 14, 1997

              Collection Period June 1, 1997 through June 30, 1997




The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.



Signed by:    /s/ Jeff Stewart              Attested:    /s/ Chris Klimko
              ----------------------                     ---------------------
              Jeff Stewart                               Chris Klimko
              Vice President                             Secretary
              Bank One, Texas, N.A.                      Bank One, Texas, N.A.

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                               COLLECTION PERIOD
                              JUNE 1, 1997 THROUGH
                        JUNE 30, 1997 DISTRIBUTION DATE
                                 JULY 15, 1997


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                        $537,526,728.62
(B) Total Certificate Balance                       $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                  95.50%
    (ii)  Original Class A Principal Balance        $513,340,000.00
    (iii) Class A Pass-Through Rate                            6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                   4.50%
    (ii)  Original Class B Principal Balance         $24,186,728.62
    (iii) Class B Pass-Through Rate                            6.25%
(E) Servicing Fee Rate (per annum)                             1.00%
(F) Weighted Average Coupon (WAC)                             11.649%
(G) Weighted Average Original Maturity (WAOM)                 59.75   months
(H) Weighted Average Remaining Maturity (WAM)                 50.62   months
(I) Number of Receivables                                    41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage
          (of initial Certificate Balance)                     1.75%
    (ii)  Reserve Fund Initial Deposit                $9,406,717.75
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater
              of J(iii)(b or c) if 1.75% charge-off
              and delinquency triggers not hit -
              otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance           1.50%
          (c) Percent of Remaining Certificate Balance         4.00%
          (d) Trigger Percent of Remaining Certificate
              Balance                                          9.00%

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                               COLLECTION PERIOD
                              JUNE 1, 1997 THROUGH
                        JUNE 30, 1997 DISTRIBUTION DATE
                                 JULY 15, 1997


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                            $271,765,708.34
(B) Total Certificate Balance                           $271,765,708.34
(C) Total Certificate Pool Factor                             0.5055855
(D) Class A Certificates
    (i)  Class A Certificate Balance                    $259,537,249.59
    (ii) Class A Certificate Pool Factor                      0.5055855
(E) Class B Certificates
    (i)  Class B Certificate Balance                     $12,228,458.75
    (ii) Class B Certificate Pool Factor                      0.5055855
(F) Reserve Fund Balance                                  24,458,913.75
(G) Cumulative Net Losses for All Prior Periods           14,214,594.52
(H) Charge-off Rate for Second Preceding Period                    3.24%
(I) Charge-off Rate for Preceding Period                           2.72%
(J) Delinquency Percentage for Second Preceding Period             0.98%
(K) Delinquency Percentage for Preceding Period                    0.92%
(L) Weighted Average Coupon (WAC)                                11.530%
(M) Weighted Average Remaining Maturity (WAM)                     38.46  months
(N) Number of Receivables                                        27,291

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                           12,400,118.38
    (ii)  Prepayments in Full                                      0.00
    (iii) Repurchased Loan Proceeds Related to Principal           0.00
    (iv)  Other Refunds Related to Principal                       0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                             2,476,700.82
    (ii)  Repurchased Loan Proceeds Related to Interest            0.00
(C) Weighted Average Coupon (WAC)                                 11.53%
(D) Weighted Average Remaining Maturity (WAM)                     37.69  months
(E) Remaining Number of Receivables                              26,341

(F) Delinquent Receivables            Dollar Amount            #  Units
                                      -------------            --------
    (i)   30-59 Days Delinquent           5,290,869    2.05%        545
    (ii)  60-89 Days Delinquent           1,527,481    0.59%        149
    (iii) 90 Days or More Delinquent        834,382    0.33%         84


D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                           105,652.49
(B) Collection Account Investment Income                      21,914.49
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection
          Period - Principal                                 807,186.50
     (ii) Realized Losses for Collection
          Period (C)(i)-(D)(i)                               803,108.41
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal            4,078.09
    (ii)  Liquidation Proceeds Related to Interest                 0.00
    (iii) Recoveries from Prior Month Charge Offs            154,668.48

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                               COLLECTION PERIOD
                              JUNE 1, 1997 THROUGH
                        JUNE 30, 1997 DISTRIBUTION DATE
                                 JULY 15, 1997


E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                             2,476,700.82
(B) Liquidation Proceeds Related to Interest                       0.00
(C) Repurchased Loan Proceeds                                      0.00
(D) Recoveries from Prior Month Charge Offs                  154,668.48
                                                          -------------
(E) Interest Collections                                   2,631,369.30

Principal Collections:
(F) Principal Payments Received                          $12,400,118.38
(G) Liquidation Proceeds Related to Principal                  4,078.09
(H) Other Refunds Related to Principal                             0.00
                                                          -------------
(I) Principal Collections                                 12,404,196.47

(J) Total Collections                                    $15,035,565.77


F. DISTRIBUTABLE AMOUNTS
------------------------

(A) Servicing Fee :
    (i)   Servicing Fee                                     $226,471.42
    (ii)  Prior Collection Period unpaid
          Servicing Fees                                            .00
                                                          -------------
    (iii)  Total Servicing Fee                              $226,471.42

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                        $1,319,314.35
    (ii)  Class A prior period Interest
          Carryover Shortfall                                      0.00
                                                           ------------
    (iii)  Class A Interest Distribution                  $1,319,314.35
(C) Class B Certificates
    (i)   Class B Monthly Interest                           $63,689.89
    (ii)  Class B prior period Interest
          Carryover Shortfall                                      0.00
                                                           ------------
    (iii)  Class B Interest Distribution                     $63,689.89

(D) Total Certificate Interest Distribution               $1,383,004.24
(E) Total Certificate Interest Distribution plus
    Total Servicing Fee                                   $1,609,475.67


F. DISTRIBUTABLE AMOUNTS (CONTINUED)
------------------------------------
Principal:
(F) Principal Collections                                $12,404,196.47
(G) Realized Losses                                          803,108.41
                                                          -------------
(H) Total Monthly Principal                              $13,207,304.88

(I) Class A Certificates
    (i)   Class A Monthly Principal                       12,613,024.67
    (ii)  Class A prior period Principal
          Carryover Shortfall                                      0.00
                                                          -------------
    (iii)  Class A Principal Distribution                 12,613,024.67
(J) Class B Certificates
    (i)   Class B Monthly Principal                          594,280.21
    (ii)  Class B prior period Principal
          Carryover Shortfall                                      0.00
                                                          -------------
    (iii)  Class B Principal Distribution                    594,280.21

(K) Total Principal Distribution                          13,207,304.88

(L) Total Interest and Principal Distribution Amounts     14,816,780.55
       plus Servicing Fee

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                               COLLECTION PERIOD
                              JUNE 1, 1997 THROUGH
                        JUNE 30, 1997 DISTRIBUTION DATE
                                 JULY 15, 1997


G. DISTRIBUTIONS
----------------

(A) Total Interest Collections available to be
    distributed                                            2,631,369.30
(B) Class B Percentage of Principal Collections              558,143.28
(C) Servicing Fee:
    (i)    Total Servicing Fee                                226,471.42
    (ii)   Servicing Fee paid                                 226,471.42
                                                           -------------
    (iii)  Unpaid Servicing Fee                                     0.00
(D) Total Interest Collections available to be
    distributed after Servicing Fee paid                    2,404,897.88
    Interest:
(E) Class A Certificates
    (i)    Class A Interest Distribution                    1,319,314.35
    (ii)   Class A Interest Distribution paid from
           Interest Collections after Servicing Fee         1,319,314.35
    (iii)  Total Interest Collections available
           after Class A Interest Distribution paid         1,085,583.52
    (iv)   Class A Interest Distribution remaining
           to be paid                                               0.00
    (v)    Class A Interest Distribution paid from
           Class B Percentage of Principal Collections              0.00
    (vi)   Class A Interest Distribution remaining
           to be paid                                               0.00
    (vii)  Class A Interest Distribution paid from
           Reserve Fund                                             0.00
    (viii) Class A Interest Carryover Shortfall                     0.00
    (ix)   Class A Interest Distribution paid               1,319,314.35

(F) Class B Certificates
    (i)    Class B Interest Distribution                       63,689.89
    (ii)   Class B Interest Distribution paid from
           Interest Collections after Class A Interest
           Distribution                                        63,689.89
    (iii)  Total Interest Collections available after
           Class B Interest Distribution paid               1,021,893.63
    (iv)   Class B Interest Distribution remaining to
           be paid                                                  0.00
    (v)    Class B Interest Distribution paid from
           Reserve Fund                                             0.00
    (vi)   Class B Interest Carryover Shortfall                     0.00
    (vii)  Class B Interest Distribution paid                  63,689.89

(G) Total Interest Paid                                     1,383,004.24
(H) Total Interest and Servicing Fee Paid                   1,609,475.67
(I) Total Interest Collections available after
    Servicing Fee and Class A and Class B Interest
    Distribution paid                                       1,021,893.63

Total Collections available to be distributed:
(J) Total Principal Collections                            12,404,196.47
(K) Excess Interest                                         1,021,893.63
(L) Less: Class B Percentage of Principal
          Collections used to pay Class A Interest
          Distribution                                              0.00
(M) Total Collections available to be distributed
    as principal                                           13,426,090.10

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                   12,613,024.67
    (ii)  Class A Principal Distribution paid from
          total Collections available to be distributed    12,613,024.67
    (iii) Total Collections available after Class A
          Principal Distribution paid                         813,065.44
    (iv)  Class A Principal Distribution remaining
          to be paid                                                0.00
    (v)   Class A Principal Distribution paid from
          Reserve Fund                                              0.00
    (vi)  Class A Principal Carryover Shortfall                     0.00
    (vii) Total Class A Principal Distribution paid        12,613,024.67

(O) Class B Certificates
    (i)   Class B Principal Distribution                     594,280.21
    (ii)  Class B Principal Distribution paid from
          total Collections available to be distributed      594,280.21
    (iii) Total Collections available after Class B
          Principal Distribution paid                        218,785.22
    (iv)  Class B Principal Distribution remaining
          to be paid                                               0.00
    (v)   Class B Principal Distribution paid from
          Reserve Fund                                             0.00
    (vi)  Class B Principal Carryover Shortfall                    0.00
    (vii) Total Class B Principal Distribution paid          594,280.21

(P)  Total Excess Cash to the Reserve Fund                   218,785.22

                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                               COLLECTION PERIOD
                              JUNE 1, 1997 THROUGH
                        JUNE 30, 1997 DISTRIBUTION DATE
                                 JULY 15, 1997


                                                               Beginning                      End
                                                               of Period                   of Period
                                                        ------------------------         --------------------
H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------

(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                $271,765,708.34              $258,558,403.46
    (ii)   Aggregate Certificate Pool Factor                      0.5055855                    0.4810150
    (iii)  Class A Principal Balance                         259,537,249.59               246,924,224.92
    (iv)   Class A Pool Factor                                    0.5055855                    0.4810150
    (v)    Class B Principal Balance                          12,228,458.75                11,634,178.54
    (vi)   Class B Pool Factor                                    0.5055855                    0.4810150

(B) Pool Information
    (i)   Weighted Average Coupon (WAC)                               11.53%                       11.53%
    (ii)  Weighted Average Remaining Maturity (WAM)                   38.46 months                 37.69 months
    (iii) Remaining Number of Receivables                            27,291                       26,341
    (iv)  Pool Balance                                      $271,765,708.34              $258,558,403.46



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------

(A) Beginning Reserve Account Balance                                                      24,458,913.75
(B) Less: Draw to pay Class A Interest Distribution                                                 0.00
(C) Reserve Account Balance after draw                                                     24,458,913.75
(D) Less: Draw to pay Class B Interest Distribution                                                 0.00
(E) Reserve Account Balance after draw                                                     24,458,913.75
(F) Less: Draw to pay Class A Principal Distribution                                                0.00
(G) Reserve Account Balance after draw                                                     24,458,913.75
(H) Less: Draw to pay Class B Principal Distribution                                                0.00
(I) Reserve Account Balance after draw                                                     24,458,913.75
(J) Total excess Collections deposited in the Reserve Fund                                    218,785.22
(K) Reserve Fund Balance                                                                   24,677,698.97
(L) Specified Reserve Account Balance                                                      23,270,256.31
(M) Reserve Account Release to Seller                                                       1,407,442.66
                                                                                           -------------
(N) Ending Reserve Account Balance                                                         23,270,256.31
                                                                                           =============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------

(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                            $4,078.09
    (ii)  Liquidation Proceeds Related to Interest                                                                  0.00
    (iii) Recoveries on Previously Liquidated Contracts                                                       154,668.48
(B) Realized Losses for Collection Period                                                                     803,108.41
(C) Charge-off Rate for Collection Period (annualized)                                                              2.93%
(D) Cumulative Aggregate Net Losses for all Periods                                                        14,863,034.45
(E) Delinquent Receivables
                                                            Dollar Amount                        #  Units
                                                            -------------                        --------
    (i)   30-59 Days Delinquent                                  5,290,869         2.05%             545
    (ii)  60-89 Days Delinquent                                  1,527,481         0.59%             149
    (iii) 90 Days or More Delinquent                               834,382         0.33%              84





                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                               COLLECTION PERIOD
                              JUNE 1, 1997 THROUGH
                        JUNE 30, 1997 DISTRIBUTION DATE
                                 JULY 15, 1997



K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------

(A) Charge-off Rate
    (i)   Second Preceding Collection Period                                                                         3.24%
    (ii)  Preceding Collection Period                                                                                2.72%
    (iii) Current Collection Period                                                                                  2.93%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                        2.96%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                                                                         0.98%
    (ii)  Preceding Collection Period                                                                                0.92%
    (iii) Current Collection Period                                                                                  0.92%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                        0.94%

(C) Loss and Delinquency Trigger Indicator                                                            Trigger was hit




                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                               COLLECTION PERIOD
                              JUNE 1, 1997 THROUGH
                        JUNE 30, 1997 DISTRIBUTION DATE
                                 JULY 15, 1997



                                                                                                            Per $1,000 of
                                                                                                          Original Principal
                                                                                   Dollars ($)                  Balance
                                                                           -------------------------     -------------------
L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------

(A)  Amount of distribution allocable to principal:
    (i)    Class A Certificates                                                  12,613,024.67                24.5705082
    (ii)   Class B Certificates                                                     594,280.21                24.5705082


                                                                                                            Per $1,000 of
                                                                                                          Original Principal
                                                                                   Dollars ($)                   Balance
                                                                           -------------------------     ---------------------
(B)  Amount of distribution allocable to interest:
    (i)    Class A Certificates                                                   1,319,314.35                2.5700595
    (ii)   Class B Certificates                                                      63,689.89                2.6332577

(C)  Pool Balance as of the close of business on the last
     day of the Collection Period                                              $258,558,403.46
                                                                               ----------------

                                                                                                            Per $1,000 of
                                                                                                          Original Principal
                                                                                   Dollars ($)                  Balance
                                                                            ------------------------     -------------------
(D)  Amount of the Servicing Fee paid to the
     Servicer with respect to the related Collection Period

    (i)     Total Servicing Fee                                                     226,471.42
    (ii)    Class A Percentage of the Servicing Fee                                 216,281.04                0.4213212
    (ii)    Class B Percentage of the Servicing Fee                                  10,190.38                0.4213212


                                                                                                            Per $1,000 of
                                                                                                          Original Principal
                                                                                   Dollars ($)                  Balance
                                                                            ------------------------     -------------------


(E)  (i)    Class A Interest Carryover Shortfall                                          0.00                0.0000000
     (ii)   Class A Principal Carryover Shortfall                                         0.00                0.0000000
     (iii)  Class B Interest Carryover Shortfall                                          0.00                0.0000000
     (iv)   Class B Principal Carryover Shortfall                                         0.00                0.0000000

     Change with respect to immediately preceding Distribution Date:
     (v)    Class A Interest Carryover Shortfall                                          0.00                0.0000000
     (vi)   Class A Principal Carryover Shortfall                                         0.00                0.0000000
     (vii)  Class B Interest Carryover Shortfall                                          0.00                0.0000000
     (viii) Class B Principal Carryover Shortfall                                         0.00                0.0000000

(F)  Pool factors for each class of certificates, after giving effect
     to all payments allocated to principal                                                                  Pool Factor
                                                                                                             -----------
    (i)    Class A Pool Factor                                                                                0.4810150
    (ii)   Class B Pool Factor                                                                                0.4810150

(G)  Amount of the aggregate Realized Losses, if any, for such
     Collection Period ($)                                                         $803,108.41
                                                                               ---------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on
    the last day of the preceding Collection Period                              $2,361,863.07

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
    giving effect to distributions made on such Distribution Date               $23,270,256.31
                                                                               ---------------



(J)  Aggregate outstanding principal balances for each class of certificates,
     after giving effect to all payments allocated to principal                                             Principal Balance
                                                                                                            -----------------
    (i)    Class A Principal Balance                                                                           246,924,224.92
    (ii)   Class B Principal Balance                                                                            11,634,178.54

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such
     Distribution Date                                                                    0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or purchased by the Servicer with respect to the Related Collection
     Period ($)                                                                           0.00
                                                                               ---------------


                             BANC ONE AUTO GRANTOR
                                  TRUST 1996-A
                          DETERMINATION DATE STATEMENT
                               COLLECTION PERIOD
                              JUNE 1, 1997 THROUGH
                        JUNE 30, 1997 DISTRIBUTION DATE
                                 JULY 15, 1997



M. INSTRUCTIONS TO THE TRUSTEE
------------------------------

On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                                   $226,471.42
     (ii)  Servicing Fees retained by the Seller                                            226,471.42
                                                                                           -----------
     (iii) Servicing Fees to be distributed to the Seller on the Distribution
           Date (i-ii)                                                                                          $0.00
                                                                                                             --------

(B) Withdraw from the Collection Account and deposit in the Class A
    Distribution Account:
     (i)   for the Class A Interest Distribution                                         $1,319,314.35
     (ii)  for the Class A Principal Distribution                                        12,613,024.67
                                                                                         -------------
     (iii) Total (i+ii)                                                                                $13,932,339.02
                                                                                                        -------------

(C) Withdraw from the Collection Account and deposit in the Class B Distribution
    Account:
     (i)   for the Class B Interest Distribution                                            $63,689.89
     (ii)  for the Class B Principal Distribution                                          594,280.21
                                                                                            ----------
     (iii) Total (i+ii)                                                                                   $657,970.10
                                                                                                        -------------

(D)  Withdraw excess Collections from the Collection Account and deposit in the
     Reserve Fund                                                                                         $218,785.22
                                                                                                        -------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
    Account:
     (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage
           of Principal Collections                                                                              $0.00
     (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest Distribution
           and the Class B Interest Distribution                                                                 0.00
                                                                                                        -------------
     (iii) Total                                                                                                          $0.00
                                                                                                                        --------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
    Account:
     (i)   Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the distribution
           of the Class A Interest Distribution                                                                  $0.00
     (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
           Distribution, the Class B Interest Distribution, and the Class A
           Principal Distribution                                                                                0.00
                                                                                                        -------------
     (iii) Total                                                                                                          $0.00
                                                                                                                        --------